UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  May 28, 1999


                        COMPETITIVE TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)




Delaware                  1-8696                      36-2664428
(State or other           (Commission file            (IRS employer
jurisdiction              number)                     identification No.
of incorporation)




1960 Bronson Road, P.O. Box 340, Fairfield, Connecticut       06430
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code  (203) 255-6044



                                     N/A

         (Former name or former address, if changed since last report)

         Item 2.  Acquisition or Disposition of Assets

      Effective May 28, 1999, Competitive Technologies, Inc. ("CTT" or "the registrant") sold its 14.5% interest in NovaNET Learning, Inc. ("NLI") in connection with the acquisition of NLI by National Computer Systems, Inc. ("NCSI"), for $2,472,602 in cash. From February 15, 1995, through May 28, 1999, CTT accounted for its $159,375 investment in NovaNET Learning, Inc. under the cost method. CTT will recognize its $2,313,227 gain in the quarter ending July 31, 1999. Capital loss carryforwards will substantially shelter the gain from Federal and state income taxes. The cash proceeds are available to support CTT's future operating requirements or investment opportunities as determined by its management and directors.

      At a special meeting on May 26, 1999, NLI's shareholders approved NCSI's purchase of all the issued and outstanding stock, options and warrants of NLI pursuant to an agreement and plan of merger dated as of May 4, 1999. The purchase price of $2.9732 per share payable in cash was agreed in arms' length negotiations between NLI's management and representatives of NCSI. The total purchase price was approximately $19.2 million. Under the plan of merger, NLI will become an indirect wholly-owned subsidiary of NCSI. There is no relationship between the registrant or any of its officers, directors or affiliates and NCSI.

Item 7.     Financial Statements and Exhibits

      A.    Financial Statements of Businesses Acquired

            Not applicable.

      B.    Pro Forma Financial Information (Unaudited)

            Pro Forma Consolidated Balance Sheet as of January 31,
            1999

            Pro Forma Consolidated Statement of Operations for the year ended July 31, 1998

            Notes to Pro Forma Consolidated Financial Statements


      C.    Exhibits

            None.

                COMPETITIVE TECHNOLOGIES, INC. AND SUBSIDIARIES

                        Pro Forma Financial Information
                                  (Unaudited)


      The following pro forma balance sheet as of January 31, 1999, reflects the registrant's sale of its interest in NovaNET Learning, Inc. as if it had occurred on August 1, 1998.

      The following pro forma statement of operations for the year ended July 31, 1998, reflects the registrant's sale of its interest in NovaNET Learning, Inc. as if it had occurred on August 1, 1997.

      No proforma statement of operations for the six months ended January 31, 1999, is presented here. If the registrant had sold its interest in NovaNET Learning, Inc. on August 1, 1997, its statement of operations for the six months ended January 31, 1999, would have been as it was reported in the historical statement of operations. The only difference would have been that the registrant would have had additional funds available for investment or other use during the six months. If the registrant had invested the sale proceeds in short-term investments on August 1, 1997, at the registrant's weighted average interest rate for the six months ended January 31, 1999, the registrant would have earned approximately $69,400 more interest income than the $84,733 reported in the historical statement of operations.

      The unaudited pro forma financial information should be read in conjunction with the financial statements of the registrant included in its Quarterly Report on Form 10-Q for the quarterly period ended January 31, 1999, and its Annual Report on Form 10-K for the year ended July 31, 1998. The unaudited pro forma statements of operations are not necessarily indicative of what the actual results of operations of the registrant would have been if the sale had occurred on August 1, 1997, nor do they purport to represent the results of operations for future periods.

                      COMPETITIVE TECHNOLOGIES, INC. AND SUBSIDIARIES

                           Pro Forma Consolidated Balance Sheet
                                     January 31, 1999
                                        (Unaudited)

                                       Historical                             Pro Forma
                                        Balance          Pro Forma             Balance
                                         Sheet           Adjustments            Sheet
ASSETS
Current assets:
  Cash and cash equivalents           $    213,591      $  2,472,602 A      $  2,686,193
  Short-term investments, at
    market                               2,070,905                             2,070,905
  Receivables, including
    $10,076 receivable from
    related parties                      1,539,256                             1,539,256
  Prepaid expenses and other
    current assets                          79,322                                79,322
    Total current assets                 3,903,074         2,472,602           6,375,676

Property and equipment, net                135,738                               135,738
Investments                                208,689          (159,375) A           49,314
Intangible assets acquired,
  principally licenses and
  patented technologies, net             1,374,678                             1,374,678

    TOTAL ASSETS                      $  5,622,179      $  2,313,227        $  7,935,406

LIABILITIES AND SHAREHOLDERS' INTEREST

Current liabilities:
  Accounts payable, including
    $291 payable to related
    parties                           $     87,437      $                         87,437
  Accrued liabilities                    1,452,749                             1,452,749
    Total current liabilities            1,540,186                --           1,540,186
Commitments and contingencies

Shareholders' interest:
  5% preferred stock, $25 par
    value                                   60,675                                60,675
  Common stock, $.01 par value              60,032                                60,032
  Capital in excess of par
    value                               25,626,938                            25,626,938
  Treasury stock (common),
    at cost; 20,965 shares                (108,206)                             (108,206)
  Accumulated other
    comprehensive loss                     (12,499)                              (12,499)
  Accumulated deficit                  (21,544,947)        2,313,227 A       (19,231,720)

    Total shareholders'
      interest                           4,081,993         2,313,227           6,395,220

      TOTAL LIABILITIES AND
        SHAREHOLDERS'INTEREST         $  5,622,179      $  2,313,227        $  7,935,406

                                  See accompanying notes

                      COMPETITIVE TECHNOLOGIES, INC. AND SUBSIDIARIES

                      Pro Forma Consolidated Statement of Operations
                             For the year ended July 31, 1998
                                        (Unaudited)

                                      Historical                             Pro Forma
                                     Statement of        Pro Forma          Statement of
                                      Operations         Adjustments         Operations
Revenues:
  Retained royalties                 $ 2,400,534        $                   $ 2,400,534
  Revenues under services
    contracts and grants,
    including $101,281 from
    related parties                      211,300                                211,300
                                       2,611,834                 --           2,611,834
Costs of technology
  management services                  2,087,234                              2,087,234

General and administration
  expenses, of which $6,504
  was paid to related
  parties                              1,606,503                              1,606,503
Contract settlement expense              300,000                                300,000
                                       3,993,737                 --           3,993,737
Operating loss                        (1,381,903)                            (1,381,903)

Gain on sale of investment
  in NovaNET Learning, Inc.                   --          2,313,227 B         2,313,227
Interest income                          170,051                    C           170,051
Interest expense                         (37,688)                               (37,688)
Income related to equity
  method affiliates, net                     182                                    182
Other expense, net                        (8,852)                                (8,852)
Income (loss) before
  minority interest                   (1,258,210)         2,313,227           1,055,017
Minority interest in
  losses of subsidiary                    22,721                                 22,721
Net income (loss)                    $(1,235,489)       $ 2,313,227         $ 1,077,738

Net income (loss) per share:
  Basic and diluted                  $     (0.21)                           $      0.18

Weighted average number
  of common shares
  outstanding:
    Basic                              5,969,434                              5,969,434
    Diluted                            6,011,506                              6,011,506

                                  See accompanying notes

                COMPETITIVE TECHNOLOGIES, INC. AND SUBSIDIARIES

                    Notes to Pro Forma Financial Statements
                                  (Unaudited)


A. This pro forma adjustment reflects the sale of the registrant's 14.5% interest in NovaNET Learning, Inc. for $2,472,602 in cash as if it had occurred on January 31, 1999. It reflects the addition of the cash proceeds of $2,472,602 and the reduction of investments for the registrant's $159,375 carrying value on January 31, 1999. It also reflects the registrant's gain of $2,313,227 as a reduction of the accumulated deficit. Since capital loss carryforwards would have substantially sheltered the gain from Federal and state income taxes, no tax effect has been reflected.

B. This pro forma adjustment reflects the sale of the registrant's 14.5% interest in NovaNET Learning, Inc. for $2,472,602 in cash as if it had occurred on August 1, 1997. It reflects the registrant's gain of $2,313,227 on the sale. Since capital loss carryforwards would have substantially sheltered the gain from Federal and state income taxes, no tax effect has been reflected.

C. This pro forma statement of operations reflects no pro forma adjustment for an assumed investment of the cash proceeds. If the registrant had invested the sale proceeds in short-term investments on August 1, 1997, at the registrant's weighted average interest rate for the year ended July 31, 1998, the registrant would have earned approximately $138,000 more interest income than the $170,051 reported in the historical statement of operations for the year ended July 31, 1998, and approximately $69,400 more interest income than the $84,733 reported in the historical statement of operations for the six months ended January 31, 1999.

                                  Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMPETITIVE TECHNOLOGIES, INC.
                                               Registrant


Date:  June 11, 1999                   S/ Frank R. McPike, Jr.
                                    By:   Frank R. McPike, Jr.
                                          President, Chief Operating
                                          Officer, Chief Financial Officer
                                          and Authorized Signer